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                                                                   Exhibit 10.40

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 31, 1999, by and among RainTree Healthcare Corporation, a Delaware corporation (the "Company"), and the undersigned holders ("Holders") of more than 10% of the outstanding Common Stock, $.001 par value (the "Common Stock"), as of the date hereof, of the Company.

      This Agreement is made pursuant to the terms of the Debtors' First Amended Joint Plan of Reorganization, dated October 15, 1998, as supplemented and amended (the "Plan"), which Plan was confirmed by a final order of the United States Bankruptcy Court for the District of Arizona (Case No.
B-98-06583-PHX-GBN) dated January 29, 1999, which order has become final and non-appealable.

      NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Common Stock" has the meaning ascribed to such term in the first paragraph of this Agreement.

            "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Holders" has the meaning ascribed to such term in the first paragraph of this Agreement.

            "Plan" has the meaning ascribed to such term in the second paragraph of this Agreement.

            "Public Offering" shall mean a public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, including a public offering in which Holders are entitled to sell shares of Common Stock of the Company pursuant to this Agreement.

            "Registrable Securities" means the Common Stock acquired by the Holders pursuant to the Plan and upon the Effective Date (as defined in the Plan).
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            "Registration Expenses" shall mean the expenses described in Section
      5 of this Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Selling Expenses" shall mean the expenses described in Section 6 of this Agreement.

      2. Required Registration.

            (a) At any time following the date which is six months after any registration statement covering a Public Offering of securities of the Company under the Securities Act shall have become effective, the Holders of Registrable Securities constituting at least 25% of the total shares of Registrable Securities then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Registrable Securities held by such requesting Holder or Holders for sale in the manner specified in such notice. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten Public Offering in which the Holders of Registrable Securities shall be entitled to join pursuant to Sections 2, 3 or 4 and in which there shall have been effectively registered all shares of Registrable Securities as to which registration shall have been requested.

            (b) Following receipt of any notice under this Section 2, the Company shall promptly notify all Holders of Registrable Securities from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Securities specified in such notice (and in all notices received by the Company from such other Holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten Public Offering, the Holders of a majority of the shares of Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company. If such method of disposition is an underwritten Public Offering and in the opinion of the managing underwriter inclusion of all shares of Registrable Securities for which registration has been requested would adversely affect the marketing of the shares to be sold, the number of shares of Registrable Securities to be included may be reduced pro rata among requesting Holders based on the number of shares of Registrable Securities, owned by such Holders. The Company shall be obligated to register Registrable Securities pursuant to this Section 2 on one occasion only.

            (c) The Company and any other Holders of Common Stock shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company or such other Holders for their own accounts, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten Public Offering), such inclusion would adversely affect the marketing of the Registrable Securities to be


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sold. Except for registration statements on Form S-4, S-8 or any successor thereto and except as provided in Section 9(g), the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

      3. Incidental Registration. If the Company at any time (other than pursuant to Section 2 or 4) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), the Company will give written notice to all Holders of outstanding Registrable Securities of its intention so to do. Upon the written request of any such Holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten Public Offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting Holders based upon the number of shares of Registrable Securities owned by such Holders) if and to the extent that the managing underwriter is of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the Holders of Registrable Securities.

      4. Shelf Registration. The Company shall use its reasonable best efforts to cause to be filed as soon as practicable, but in no event later than 120 days following the date hereof, a shelf registration statement (the "Shelf Registration") pursuant to Rule 415 under the Securities Act relating to all Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to include Registrable Securities of any Holder that has not provided to the Company all information reasonably requested by the Company for use therein. The Company shall use its reasonable best efforts to cause such registration statement to become effective within 180 days of the date hereof and to keep such registration statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for sales of Registrable Securities by the Holders thereof, and to ensure that it complies with the requirements of the Securities Act and the policies, rules and regulations of the Commission until such time as all Registrable Securities registered thereunder have been sold pursuant to such registration statement or otherwise. The Shelf Registration shall describe a plan of distribution that will include one or more methods of sale selected by the Holders, including a firm commitment underwriting.

      5. Registration Procedures. If and whenever the Company is required by the provisions of Sections 2, 3 or 4 to use its best efforts to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

            (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain


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effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

            (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten Public Offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

      For purposes of this Agreement, the period of distribution with respect to the Shelf Registration shall end when all Registrable Securities have been sold. The period of distribution with respect to a registration pursuant to Section 2 or Section 3 shall end, in the case of a firm commitment underwriting, when each underwriter has completed its distribution of all securities purchased by it, or, in all other cases, upon the earlier of (i) 120 days after the effective date thereof or (ii) the sale of all Registrable Securities covered thereby.

      In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.


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      If the Company has delivered preliminary or final prospectuses to the sellers of Registrable Securities and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify such sellers and, if requested, such sellers shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the sellers with revised prospectuses and, following receipt of the revised prospectuses, the sellers shall be free to resume making offers of the Registrable Securities.

      In connection with each registration pursuant to Sections 2, 3 or 4 covering an underwritten Public Offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

      6. Expenses. All expenses incurred by the Company in complying with Sections 2, 3 or 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel to the Holders are called "Selling Expenses."

      The Company will pay all Registration Expenses in connection with each registration statement under Sections 2, 3 or 4; provided, however, that if a requested registration under Section 2 is withdrawn by Holders of Registrable Securities requesting such registration (other than solely as a result of material information concerning the business or financial condition of the Company which is made known to such Holders after the date on which such registration was requested) and if such requesting Holders elect not to have such registration counted as a registration required under Section 2, the requesting Holders shall pay the Registration Expenses of such withdrawn registration pro rata in accordance with the number of shares of Registrable Securities of each such Holder included in such registration. All Selling Expenses in connection with each registration statement under Sections 2, 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

      7. Indemnification and Contribution.

            (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise


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out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, each seller of such Registrable Securities thereunder, severally and not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were Registrable under the Securities Act pursuant to Sections 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the


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indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the indemnified party is advised by counsel that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not, however, in connection with any action or related action in the same jurisdiction be liable for the fees and expenses of more than one separate law firm at any one time for all such indemnified parties. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement.

            (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the Public Offering price of its Registrable Securities or offered by the registration statement bears to the Public Offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be required to contribute any amount in excess of the Public Offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


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      8. Changes in Common Stock . If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

      9. Miscellaneous.

            (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder without the prior written consent of the Company; provided, however, that each Holder may assign, and the immediate assignee to whom such Holder transferred (i) its Registrable Securities it holds on the date hereof and (ii) this Agreement (the "First Assignee"), may assign this Agreement to any holder who owns more than 10% of the Common Stock. Any Holder or any First Assignee shall provide the Company with written notice of any such assignment within two
(2) business days of such assignment.

            (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

            if to the Company or any other party hereto, at the address of such party set forth in Schedule I hereto;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Holder) or to the Holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

            (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holders of at least a majority of the outstanding shares of Registrable Securities.

            (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (f) The obligations of the Company to register shares of Registrable Securities under Sections 2, 3 and 4 shall terminate on the tenth anniversary of the date of this Agreement.

            (g) Notwithstanding the provisions of Sections 2 and 4, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended (i) for a period not to exceed 120 days in any 12-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed or (ii) if at the time of a request to register


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securities pursuant to Section 2 or an obligation to register securities pursuant to Section 4, the Company is engaged or has fixed plans to engage, within 30 days of the time of the request or the time the Shelf Registration is to be filed, in a firm commitment underwritten Public Offering as to which Holders of Registrable Securities may include shares pursuant to Section 3.

            (h) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

            (i) Each party covenants, warrants and agrees not to claim or assert that the validity or enforceability of this Agreement is subject to a defense or claim based on recharacterization, unconscionability or public policy. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties.

                                    RAINTREE HEALTHCARE CORPORATION

                                    By:  ____________________________________
                                    Name: Clayton Kloehr
                                    Its:  Senior Vice President - Finance
                                          and Treasurer


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
AGREED TO AND ACCEPTED as of the
date first above written.

Holders:
Morgan Stanley Dean Witter High Yield Securities, Inc.
Morgan Stanley Dean Witter Diversified Income Fund
Morgan Stanley Dean Witter Variable Investment Series - High Yield Portfolio High Income Advantage Trust II
High Income Advantage Trust
High Income Advantage Trust III
Morgan Stanley Dean Witter Select Dimensions Investment
  Series - The Diversified Income Portfolio

By:________________________________
      Peter M. Avelar
      Their Vice President

CAPITAL RESEARCH AND MANAGEMENT COMPANY

By: _______________________________
      Name:  Robert J. Martorelli
      Its:   Senior Vice President


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                                   Schedule I

Holder and Holder's Address

Holders:    Morgan Stanley Dean Witter High Yield Securities, Inc.
            Morgan Stanley Dean Witter Diversified Income Fund
            Morgan Stanley Dean Witter Variable Investment Series - High
                  Yield Portfolio
            High Income Advantage Trust II
            High Income Advantage Trust
            High Income Advantage Trust III
            Morgan Stanley Dean Witter Select Dimensions Investment Series -
                  The Diversified Income Portfolio

            c/o Morgan Stanley Dean Witter Advisors, Inc.
            2 World Trade Center
            72nd Floor
            New York, NY  10048
            Attn:  Peter M. Avelar
            Fax (212) 392-0094

with a copy to

            Gordon Altman Butowsky Weitzen Shalov & Wein
            114 West 47th Street
            New York, NY  10036-1510
            Attn:  Irving H. Picard, Esq.
            Fax (212) 626-0799


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